                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.                    CASE NO: 97-58435 MM
                                                               ----------------

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED    February, 2000
            ---------------------

1.     Debtor in possession hereby submits this Monthly Operating Report on the  Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in ($ _____).

                                                                                     END OF            END OF             AS OF
                                                                                    CURRENT             PRIOR            PETITION
2.     ASSET/LIABILITY SUMMARY                                                       MONTH              MONTH             FILING
                                                                              -----------------   ---------------  ----------------
         Current Assets (Market Value)                                                $121,863          $122,522          $245,867
                                                                              -----------------   ---------------  ----------------
         Total Assets (Market Value)                                                $3,121,863        $3,122,522        $5,665,985
                                                                              -----------------   ---------------  ----------------
         Current Liabilities                                                          $329,314          $316,410                $0
                                                                              -----------------   ---------------  ----------------
         Total Liabilities                                                          $5,696,349        $5,683,445        $5,467,035
                                                                              -----------------   ---------------  ----------------

                                                                                                                         PETITION
                                                                                    CURRENT             PRIOR             DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                          MONTH              MONTH            MONTH END
                                                                                     -----              -----            ---------
         a.  Total Receipts                                                                 $0                $0          $285,557
                                                                              -----------------   ---------------  ----------------
         b.  Total Disbursements                                                          $659              $619          $180,175
                                                                              -----------------   ---------------  ----------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  ($659)            ($619)         $105,382
                                                                              -----------------   ---------------  ----------------
                                                                                                                   ----------------
         d.  Cash Balance Beginning of Month                                          $122,522          $123,141
                                                                              -----------------   ---------------
         e.  Cash Balance End of Month (c + d)                                        $121,863         $ 122,522
                                                                              -----------------   ---------------
                                                                              -----------------   ---------------

4.     POST-PETITION LIABILITIES & RECEIVABLES                                  RECEIVABLES                           LIABILITIES
                                                                                -----------                           -----------
         Balance at End of Previous Month                                                   $0                            $316,410
                                                                              -----------------                    ----------------
         Balance at End of Current Month                                                    $0                            $329,314
                                                                              -----------------                    ----------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)                                    $0
                                                                              -----------------
         Balance at End of Current Month (over 30 days)                                     $0
                                                                              -----------------

                                                                                                         YES               NO
                                                                                                         ---               --
6.     Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)  X
                                                                                                  ---------------  ----------------

7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including
       date of payment, amount of payment and name of payee)                                                       X
                                                                                                  ---------------  ----------------

8.     Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
       reason for payment, and name of payee)                                                     X
                                                                                                  ---------------  ----------------

9.     Have any payments been made to professionals? (if yes, attach listing
       including date of payment, amount of payment and name of payee)                                             X
                                                                                                  ---------------  ----------------

10.    If you answered yes to line 7,8, or 9, were all such payments approved by the court?     # N/A
                                                                                                  ---------------  ----------------

11.    Is the estate insured for replacement cost of assets and for general liability?            N/A
                                                                                                  ---------------  ----------------
12.    Are U.S. Trustee quarterly fees current?                                                   X
                                                                                                  ---------------  ----------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


       Date:     3/14/00                         Richard J Redett
                -------------------------       -------------------------------
                                                     Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED    February, 2000
                                            --------------

                                    ($      )
                                      ------

      ASSETS


                                                                               FROM SCHEDULES               MARKET VALUE
                                                                               --------------               ------------
         CURRENT ASSETS
 1            Cash and cash equivalents - unrestricted                                                            $121,863
                                                                                                         ------------------
 2            Cash and cash equivalents - restricted                                                                    $0
                                                                                                         ------------------
 3            Accounts receivable (net)                                              A                                  $0
                                                                                                         ------------------
 4            Inventory                                                              B                                  $0
                                                                                                         ------------------
 5            Prepaid expenses                                                                                          $0
                                                                                                         ------------------
 6            Other:
                      ----------------------------------------------                                     ------------------
 7
              ------------------------------------------------------                                     ------------------

 8                TOTAL CURRENT ASSETS                                                                            $121,863
                                                                                                         ------------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                          C                                  $0
                                                                                                         ------------------
10            Machinery and equipment                                                D                                  $0
                                                                                                         ------------------
11            Furniture and fixtures                                                 D                                  $0
                                                                                                         ------------------
12            Office equipment                                                       D                                  $0
                                                                                                         ------------------
13            Leasehold improvements                                                 D                                  $0
                                                                                                         ------------------
14            Vehicles                                                               D                                  $0
                                                                                                         ------------------
15            Other:                                                                 D
                      ----------------------------------------------                                     ------------------
16                                                                                   D
              ------------------------------------------------------                                     ------------------
17                                                                                   D
              ------------------------------------------------------                                     ------------------
18                                                                                   D
              ------------------------------------------------------                                     ------------------
19                                                                                   D
              ------------------------------------------------------                                     ------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                          $0
                                                                                                         ------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                                $3,000,000
              ------------------------------------------------------                                     ------------------
22            Investment-NST                                                                                            $0
              ------------------------------------------------------                                     ------------------
23            Investment-subs                                                                                           $0
              ------------------------------------------------------                                     ------------------
24            Accounts receivable-intercompany net of allowances                                                        $0
              ------------------------------------------------------                                     ------------------

25                TOTAL OTHER ASSETS                                                                            $3,000,000
                                                                                                         ------------------

26                TOTAL ASSETS                                                                                  $3,121,863
                                                                                                         ------------------
                                                                                                         ------------------



      NOTE:
              Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                          ----------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                  ($         )
                                    --------


      LIABILITIES                                                                    FROM SCHEDULES
         POST-PETITION                                                               --------------
              CURRENT LIABILITIES

27                Salaries and wages
                                                                                                         --------------------
28                Payroll taxes
                                                                                                         --------------------
29                Real and personal property taxes
                                                                                                         --------------------
30                Income taxes
                                                                                                         --------------------
31                Notes payable (short term)
                                                                                                         --------------------
32                Accounts payable (trade)                                                 A
                                                                                                         --------------------
33                Real property lease arrearage
                                                                                                         --------------------
34                Personal property lease arrearage
                                                                                                         --------------------
35                Accrued professional fees                                                                         $304,314
                                                                                                         --------------------
36                Current portion of long-term debt (due within 12 months)
                                                                                                         --------------------
37                Other:
                                     -------------------------------------------                         --------------------
38                    Unearned Deposit for legal fees                                                                $25,000
                      ----------------------------------------------------------                         --------------------
39
                      ----------------------------------------------------------                         --------------------

40                TOTAL CURRENT LIABILITIES                                                                         $329,314
                                                                                                         --------------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         --------------------

42                TOTAL POST-PETITION LIABILITIES                                                                   $329,314
                                                                                                         --------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                           E
                                                                                                         --------------------
44                Priority unsecured claims                                                E                        $101,776
                                                                                                         --------------------
45                General unsecured claims                                                 E                      $5,265,259
                                                                                                         --------------------

46                TOTAL PRE-PETITION LIABILITIES                                                                  $5,367,035
                                                                                                         --------------------

47                TOTAL LIABILITIES                                                                               $5,696,349
                                                                                                         --------------------

      EQUITY (DEFICIT)

48                    Preferred Stock                                                                                $80,000
                      ----------------------------------------------------------                         --------------------
49                    Common Stock                                                                                   $28,846
                      ----------------------------------------------------------                         --------------------
50                    Additional Paid-In Capital                                                                 $18,461,441
                      ----------------------------------------------------------                         --------------------
51                    Accumulated Deficit                                                                       ($21,110,030)
                      ----------------------------------------------------------                         --------------------
52            Market value adjustment                                                                               ($34,743)
                                                                                                         --------------------
53                TOTAL EQUITY (DEFICIT)                                                                         ($2,574,486)
                                                                                                         --------------------


54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $3,121,863
                                                                                                         --------------------
                                                                                                         --------------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                  ($        )
                                    --------

                                                SCHEDULE A
                                      ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                ACCOUNTS         ACCOUNTS PAYABLE
Receivables and Payables Ageings                               RECEIVABLE         [POST PETITION]            POST PETITION DEBT
                                                               ----------          -------------             ------------------
   0 -30 Days
                                                            -----------------   ------------------
                                                                                                      ---
   31-60 Days
                                                            -----------------   ------------------
   61-90 Days                                                                                                                $0
                                                            -----------------   ------------------          -------------------
   91+ Days
                                                            -----------------   ------------------    ---
   Total accounts receivable/payable                                      $0                   $0
                                                            -----------------   ------------------
                                                                                ------------------
   Allowance for doubtful accounts
                                                            -----------------
   Accounts receivable (net)                                              $0
                                                            -----------------
                                                            -----------------


                                                SCHEDULE B
                                      INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
----------------------------------                      ------------------
                                  INVENTORY(IES)        Inventory Beginning of Month                        --------------------
                                    BALANCE AT
                                   END OF MONTH         Add -
Retail/Restaurants -                                            Net purchases
                                                                                                            --------------------
   Product for resale                                           Direct labor
                               ----------------------                                                       --------------------
                                                                Manufacturing overhead
                                                                                                            --------------------
Distribution -                                                  Freight in
                                                                                                            --------------------
   Product for resale                                           Other:
                               ----------------------

                                                                ------------------------                    --------------------
Manufacturer -
                                                                ------------------------                    --------------------
   Raw materials
                               ----------------------
   Work-in-progress                                     Less -
                               ----------------------
   Finished goods                                               Inventory End of Month
                               ----------------------                                                       --------------------
                                                                Shrinkage
                                                                                                            --------------------
Other -                                                         Personal Use
                               ----------------------                                                       --------------------
   Explain
            ------------------
                                                        Cost of Goods Sold                                                   $0
   ---------------------------                                                                              --------------------
                                                                                                            --------------------
        TOTAL                                     $0
                               ----------------------
                               ----------------------


METHOD OF INVENTORY CONTROL                                      INVENTORY VALUATION METHODS
---------------------------                                      ---------------------------
Do you have a functioning perpetual inventory system?            Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?             Valuation methods -
                                                                         FIFO cost
                                                                                                 --------------------
   Weekly                                                                LIFO cost
                           ----                                                                  --------------------
   Monthly                                                               Lower of cost or
                           ----
   Quarterly                                                                 market
                           ----                                                                  --------------------
   Semi-annually                                                         Retail method
                           ----                                                                  --------------------
   Annually
                           ----
                                                                         Other -
                                                                                                 --------------------
Date of last physical inventory was           Unknown                        Explain
                                              ----------------

                                                                             -----------------------------------------------
Date of next physical inventory is            N/A
                                              ----------------               -----------------------------------------------

                                                         SCHEDULE C
                                                       REAL PROPERTY

DESCRIPTION                                                                               COST                   MARKET VALUE
-----------                                                                               ----                   ------------
None
------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------


                                                      SCHEDULE D
                                               OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                               COST                   MARKET VALUE
-----------                                                                               ----                   ------------
MACHINERY & EQUIPMENT -

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------

FURNITURE & FIXTURES -

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------

OFFICE EQUIPMENT -

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------

LEASEHOLD IMPROVEMENTS -

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------

VEHICLES -

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------

------------------------------------------------------------------                 --------------------       -----------------
     TOTAL                                                                                          $0                      $0
                                                                                   --------------------       -----------------
                                                                                   --------------------       -----------------


                                                         SCHEDULE E
                                                  PRE-PETITION LIABILITIES
                                                                                         CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                              AMOUNT                   AMOUNT (b)
-------------------------------------------                                              ------                   ----------
   Secured claims  (a)
                                                                                   --------------------       -----------------
   Priority claims other than taxes
                                                                                   --------------------       -----------------
   Priority tax claims                                                                        $101,776
                                                                                   --------------------       -----------------
   General unsecured claims                                                                 $5,265,259
                                                                                   --------------------       -----------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                    STATEMENT OF OPERATIONS Effective 1/1/95
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED February, 2000
                                            --------------
                               $
                                ----------------

              CURRENT MONTH
-----------------------------------------                                                              CUMULATIVE      NEXT MONTH
  ACTUAL         FORECAST      VARIANCE                                                              (CASE TO DATE)     FORECAST
  ------         --------      --------                                                              --------------     --------
                                              REVENUES
                                      $0    1       Gross Sales                                             $7,000
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0    2       less: Sales Returns & Allowances
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0    3       Net Sales                                               $7,000             $0
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0    4       less: Cost of Goods Sold       (Schedule 'B')          $68,271
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0    5       Gross Profit                                          ($61,271)            $0
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0    6       Interest                                                   $92
-------------   ----------   ------------                                                           ---------------   ------------
                                            7       Other Income:
                                      $0    8       Miscellaneous                                           $4,340
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
                                      $0    9       Insurance Settlement                                  $130,000
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------

          $0           $0             $0   10            TOTAL REVENUES                                    $73,161             $0
-------------   ----------   ------------                                                           ---------------   ------------


                                              EXPENSES
                                      $0   11       Compensation to Owner(s)/Officer(s)
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   12       Salaries/Commissions
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   13       Management Fees
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   14       Depreciation
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   15       Taxes:
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   16            Employer Payroll Taxes
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   17            Real Property Taxes
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   18            Other Taxes                                        $2,303
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   19       Other Selling
-------------   ----------   ------------                                                           ---------------   ------------
        $265                       ($265)  20       Other Administrative                                    $2,587
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   21       Write-off Investment Subs                             $112,618
-------------   ----------   ------------                                                           ---------------   ------------
                                           22       Other Expenses:
                                      $0   23       Storage Rental                                          $6,045
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
                                      $0   24       Accounting                                              $1,510
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
                                      $0   25       Press Release                                             $725
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
                                      $0   26       Telecommunications                                      $5,015
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
        $394                       ($394)  27       SEC Reporting                                          $11,026
-------------   ----------   ------------           ----------------------------------------------  --------------    ------------
                                      $0   28       Litigation Costs                                        $1,193
-------------   ----------   ------------           ----------------------------------------------  --------------    ------------
                                      $0   29       Write-off of Accounts Receivable                       $55,156
-------------   ----------   ------------           ----------------------------------------------  --------------    ------------
                                      $0   30       Writedown of Notes Receivable                       $2,000,000
-------------   ----------   ------------           ----------------------------------------------  --------------    ------------

        $659           $0          ($659)  31            TOTAL EXPENSES                                 $2,198,178             $0
-------------   ----------   ------------                                                           ---------------   ------------

       ($659)          $0          ($659)  32 SUBTOTAL                                                 ($2,125,017)            $0
-------------   ----------   ------------                                                           ---------------   ------------

                                              REORGANIZATION ITEMS
     $12,904                    ($12,904)  33       Professional Fees                                     $421,640
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   34       Provisions for Rejected Executory Contracts
-------------   ----------   ------------                                                           ---------------   ------------
                                                    Interest Earned on Accumulated Cash
                                      $0   35            Resulting from Chp 11 Case
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   36       Gain or (Loss) from Sale of Equipment                   $4,592
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   37       US Trustee Fees                                         $3,250
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------
                                      $0   38       Loss from Sale of Investments                         $220,000
-------------   ----------   ------------           ----------------------------------------------  ---------------   ------------

     $12,904           $0       ($12,904)  39            TOTAL REORGANIZATION ITEMS                       $640,298             $0
-------------   ----------   ------------                                                           ---------------   ------------

    ($13,563)          $0       ($13,563)  40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           ($2,765,315)            $0
-------------   ----------   ------------                                                           ---------------   ------------
                                      $0   41       Federal & State Income Taxes
-------------   ----------   ------------                                                           ---------------   ------------

    ($13,563)          $0       ($13,563)  42 NET PROFIT (LOSS)                                        ($2,765,315)            $0
=============   ==========   ============                                                           ===============   ============


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


   --------------------------------------------------------------------------------------------------------------------------------
(1)
   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------


Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED  February, 2000
                                            --------------

CASH BALANCE BEGINNING OF MONTH                                                                                        $122,522
                                                                                                          ----------------------

CASH RECEIPTS  (1)                                                                                                           $0
                                                                                                          ----------------------

CASH DISBURSEMENTS  (1)                                                                                                    $659
                                                                                                          ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                        ($659)
                                                                                                          ----------------------

CASH BALANCE END OF MONTH                                                                                              $121,863
                                                                                                          ======================




RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                             ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                             ---------                ---------                 ---------
BANK                                                    Wells Fargo              Mallesons Stephen        Murray & Murray
                                                        ---------------------    ---------------------    ----------------------

ACCOUNT TYPE                                            Checking                 Trust Account            Trust Account
                                                        ---------------------    ---------------------    ----------------------

ACCOUNT NO.                                             0114-458243
                                                        ---------------------    ---------------------    ----------------------

ACCOUNT PURPOSE                                         General                  Litigation Trust         Deposit Trust
                                                        ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                                $70,690                  $26,173                   $25,000
                                                        ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                $121,863
                                                        ---------------------
                                                        ---------------------




(1) Excluding bank transfers between your accounts.